                                                                       EXECUTION

                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

     AMENDMENT NO. 1, dated as of February 6, 2004 (this "Amendment"), to that certain Credit Agreement, dated as of October 29, 2003 (the "Credit Agreement")
between Pinnacle Tower Acquisitions Inc., a Delaware corporation (the
"Borrower"), and Morgan Stanley Asset Funding Inc. (the "Lender").

                                   WITNESSETH:

     WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lender agree to amend the
Credit Agreement and certain other Loan Documents as more specifically set forth herein; and

     WHEREAS, the Lender has indicated its willingness to agree to such amendment of the Credit Agreement and such other Loan Documents on the terms and subject to the satisfaction of the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

     SECTION 1. Amendment. As of the Effective Date (as defined in Section 3 hereof):

     (a) The following definitions are added to Section 1.1 of the Credit
Agreement in the appropriate alphabetical order:

     ""Global Signal": Global Signal Inc., a Delaware corporation and its successors and assigns. Any reference in any Loan Document to the defined term
"Pinnacle" shall be a reference to Global Signal."

     ""Global Signal IPO": the initial public offering of the common stock of
Global Signal."

     (b) The definition of "Acquisition Price" in Section 1.1 of the Credit
Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

     "with respect to any Tower of the Borrower or any Subsidiary of the
     Borrower, the Core Cash Purchase Price paid by the Borrower or such
     Subsidiary of the Borrower for such Tower, plus the value of any non-cash consideration paid by the Borrower or such Subsidiary of the Borrower, including without limitation the assumption of Indebtedness."

     (c) The definition of "Applicable Margin" in Section 1.1 of the Credit
Agreement is hereby amended by deleting the table set forth in such definition in its entirety, and inserting, in lieu thereof, the following:

           "Base Rate Loans                      Eurodollar Loans
            ---------------                      ----------------
                2.1175%                               2.50%"

     (d) The definition of "Availability" in Section 1.1 of the Credit Agreement
is hereby amended as follows:

          (i) by deleting (b)(ii) thereof in its entirety and inserting, in lieu thereof, the following:

              "(ii) 100% of Non-Maintenance Capital Expenditures to be financed by such Term Loan borrowing, up to an aggregate amount of
              $15,000,000 for all such borrowings during the term of the Term
              Loan Commitments, of which no more than $5,000,000, in the aggregate, may be utilized for costs incurred in connection with the construction of Towers, so long as each such Tower is subject to a written site lease agreement, deed, or easement, that has been delivered to the Lender and is in form and substance
              reasonably satisfactory thereto (the "Construction Basket"); it being understood, however, that upon the satisfaction of the conditions set forth in Section 5.2(d) with respect to any such constructed Tower and so long as such Tower complies with the requirements of Section 7.19 (determined with respect to such
              Tower), the amount of the costs incurred with respect to the construction of such Tower shall be deducted from the
              Construction Basket and may be further utilized with respect to any additional Tower construction"; and

          (ii) by deleting clause (b)(iv) thereof in its entirety and inserting, in lieu thereof, the following:

              "up to $5,000,000 to be used for working capital purposes or to pay any fees accruing hereunder".

     (e) The definition of "Borrowing Base" in Section 1.1 of the Credit
Agreement is hereby amended as follows:

          (i) by deleting clauses (a) and (b) thereof in their entirety, and inserting, in lieu thereof, the following:

              "(a) prior to the occurrence of a Pledged Stock Release Event, the sum of (i) 70% of the aggregate Tower Value of all Towers owned, leased or managed by the Borrower and each Subsidiary of the Borrower (including Towers acquired pursuant to an
              Acquisition for which the then current borrowing is requested), and (ii) 50% of the Pledged Pinnacle Stock Value;

              (b) from and after the occurrence of a Pledged Stock Release
              Event (other than the Global Signal IPO), the lesser of (i) 70%
              of the aggregate Tower Value of Towers owned, leased or managed by the Borrower and each Subsidiary of the Borrower (including
              Towers acquired pursuant to an Acquisition for which the then current borrowing is requested), and (ii) the Maximum Leverage
              Amount; and

              (c) as of the effective date of the Global Signal IPO and
              thereafter, an amount equal to the sum of (i) 65% of the
              aggregate Tower Value of Towers owned,

              leased or managed by the Borrower and each Subsidiary of the
              Borrower (including Towers acquired pursuant to an Acquisition for which the then current borrowing is requested), (ii) the aggregate amount of Term Loan borrowings used to finance
              Non-Maintenance Capital Expenditures, and (iii) the aggregate amount of Term Loan borrowings used to finance working capital purposes of the Borrower and its Subsidiaries;"

          (ii) by deleting the phrase "clause (a) or (b)" in the proviso thereto in its entirety, and inserting, in lieu thereof, "clauses (a),
     (b) or (c)".

     (f) The definition of "Change of Control" in Section 1.1 of the Credit
Agreement is hereby amended by deleting the reference to "75%" in clause (a)
thereof in its entirety and inserting, in lieu thereof, "75%, which shall be reduced to 51% as of the effective date of the Global Signal IPO".

     (g) The definition of "Consolidated EBITDA" in Section 1.1 of the Credit
Agreement is hereby amended as follows:

               (i) deleting the reference to "employee" that appears immediately before "stock options" in the first paragraph thereof; and

               (ii) inserting the following after the reference to "provided" in the first paragraph thereof:

                    "that, for purposes of the foregoing, Acquisitions shall be calculated on a pro forma basis by annualizing their
                    results, such calculation to be made during the first
                    calendar month following any such Acquisition consistent
                    with the applicable "Exhibit K" provided to the Lender and thereafter consistent with the Borrower's financials;
                    provided further"

     (h) The definition of "Loan Parties" in Section 1.1 of the Credit Agreement
is hereby amended by inserting the phrase ", Global Signal" immediately following the phrase "Equity Investors".

     (i) The definition of "Maturity Date" in Section 1.1 of the Credit
Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

                    "February 6, 2005; provided, as of the effective date of the
                    Global Signal IPO, the Maturity Date shall be October 1,
                    2005."

     (j) The definition of "Minimum Tower Cash Flow" in Section 1.1 of the
Credit Agreement is hereby deleted in its entirety.

     (k) The definition of "Permitted Equity Issuance" in Section 1.1 of the
Credit Agreement is hereby amended by (i) deleting the phrase "to Existing
Shareholders" at the end of subsections (a) and (b) thereof and (ii) by deleting the words "common stock" in subsection (b) thereof and inserting, in lieu thereof, "Capital Stock".

     (l) The definition of "Pinnacle" in Section 1.1 of the Credit Agreement is
hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

     "Global Signal, formerly known as Pinnacle Holdings, Inc., a Delaware corporation.

     (m) The definition of "Refinancing Event" in Section 1.1 of the Credit
Agreement is hereby amended by inserting the following phrase immediately prior to the end thereof:

     "provided, neither (x) the securitization of Pinnacle Tower Inc.'s towers in an aggregate principal amount of $418,000,000 that is expected to occur on or about February 6, 2004 nor (y) the Global Signal IPO nor (z) any
     other Permitted Equity Issuance shall constitute a Refinancing Event for any purpose hereof or any other Loan Document."

     (n) The definition of "Refinancing Event Prepayment Amount" in Section 1.1
of the Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

     "with respect to any prepayment required pursuant to Section 3.4(d), an amount equal to the Obligations outstanding at such time."

     (o) The definition of "Term Loan Commitment" in Section 1.1 of the Credit
Agreement is hereby amended by deleting the reference therein to "$100,000,000"
and inserting, in lieu thereof, "$200,000,000".

     (p) The definition of "Termination Date" in Section 1.1 of the Credit
Agreement is hereby amended by deleting from clause (b) thereof the phrase
"clause (a) of" in its entirety.

     (q) The definition of "Towers" in Section 1.1 of the Credit Agreement is
hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

     "(i) any wireless communications towers owned, leased or managed (or to be owned, leased or managed) by the Borrower or its Subsidiaries, including any rooftop or other sites owned, leased or managed by the Borrower or its
     Subsidiaries, together with any real estate, fixtures and appurtenances that accompany the towers, rooftops or other sites acquired in an
     Acquisition and (ii) any fee simple interest in or long-term easement on any real property on which wireless communications towers are built."

     (r) The definition of "Tower Cash Flow" in Section 1.1 of the Credit
Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

     "for any relevant period with respect to any Tower, an amount equal to (i)
     the annualized amount of the rent then payable by all lessees under Tenant
     Leases with respect to such Tower, less (ii) the sum of (a) annualized current insurance expense, real estate and property taxes, ground lease payments (if any) and amounts payable to a third party owner under any site management agreement (if applicable) with respect to such Tower; (b)
     budgeted Maintenance Capital Expenditures of $750 for such Tower; (c)
     trailing twelve-month expenses in respect of such Tower for maintenance, utilities, licensing and permitting, and (d) a management fee equal to the greater of (x) 10% of the annualized amount of the rent then payable by all lessees under Tenant Leases at such Tower and (y) the actual contractual management fees for such Tower."

     (s) The definition of "Tower Value" in Section 1.1 of the Credit Agreement
is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

     "for any Tower, the lesser of (a) the Acquisition Price of such Tower and
     (b) an amount equal to (x) the Tower Cash Flow of such Tower, divided by
     (y) 7%."

     (t) Subsection 2.3(b) of the Credit Agreement is hereby amended by deleting the reference therein to "1%" and inserting, in lieu thereof, "0.5%".

     (u) Subsection 4.21(d)(ii) of the Credit Agreement is amended by deleting subsection 4.21(d)(ii) in its entirety and inserting, in lieu thereof, the following subsection 4.21(d)(ii):

     "(ii) $5,000,000 for working capital purposes or to pay any fees accruing hereunder".

     (v) Section 6.5 of the Credit Agreement is hereby amended by deleting the following language at the end of subsection 6.5(b)(i)(A) in its entirety:

     "but the amount shall in no event be less than the outstanding principal balance of the Term Loans used to acquire such Property".

     (w) Section 6 of the Credit Agreement is hereby amended by adding the following subsection 6.14 immediately after subsection 6.13 thereof:

     "6.14. UPREIT Formation. Notwithstanding anything contained herein or in any other Loan Document to the contrary, the parties hereto agree and acknowledge that Global Signal may, in connection with the Global Signal
     IPO, reorganize its entities and assets to form an UPREIT, DownREIT, or similar operating partnership structure in the manner described in this
     Section 6.14 (an "UPREIT Restructuring"), pursuant to which some or all of its direct and indirect Subsidiaries and other assets are thereafter held through a controlled Subsidiary partnership or limited liability company that is treated for U.S. federal income tax purposes as a partnership or a disregarded entity (the "Operating Partnership"). In connection with any
     UPREIT Restructuring, Global Signal may transfer, or cause to be transferred, to the Operating Partnership, its direct or indirect interest in any or all of its subsidiary entities or other assets, including, without limitation, the Borrower and its Subsidiaries, and may cause any such entities that are structured as corporations or similar entities under state or foreign law to merge or convert into limited liability companies or similar entities that may be treated as partnerships or disregarded entities for U.S. federal income tax purposes, provided in each case, (i)
     any such action shall not cause the Borrower and its Subsidiaries, or any of their respective assets, to be subject to any current or reasonably foreseeable material tax liabilities or other costs or expenses, which would, either singly or in the aggregate, be reasonably expected to have a
     Material Adverse Effect, (ii) the Lender shall have determined, in its reasonable discretion, that at the time thereof such UPREIT Restructuring does not adversely affect the Lender's rights and remedies hereunder or under any of the other Loan Documents and (iii) the Borrower shall have provided to the Lender all information, together with any legal opinions of one or more counsel to the Borrower and its Subsidiaries, with respect to such transaction as the Lender or its counsel may reasonably request, and such information and opinions shall be reasonably satisfactory to the
     Lender."

     (x) Section 7.6 of the Credit Agreement is hereby amended as follows:

          (i) by deleting the "and" at the end of subsection 7.6(a)(i) thereof and inserting, in lieu thereof, a comma;

          (ii) by inserting an "and" at the end of subsection 7.6(a)(ii)
     thereof; and

          (iii) by inserting the following subsection 7.6(a)(iii) following subsection 7.6(a)(ii) thereof:

     "(iii) distributions in cash to Global Signal in an amount not to exceed the amount allocated to working capital pursuant to clause (b)(iv) of the definition of Availability; provided that Global Signal may not distribute such amounts to shareholders of Global Signal".

     (y) Section 7 of the Credit Agreement is hereby amended by adding the following subsection 7.19 immediately after subsection 7.18 thereof:

     "7.19 Minimum Tower Cash Flow. As of the last day of any calendar month, permit the aggregate amount of Tower Cash Flow for all Towers as of such date to be less than (a) prior to the effective date of the Global Signal
     IPO, an amount equal to 5% of the aggregate principal amount of the Term
     Loans then outstanding, and (b) as of the effective date of the Global
     Signal IPO and thereafter, an amount equal to 7% of the aggregate amount of
     Tower Values as of such date."

     (z) Section 8 of the Credit Agreement is hereby amended as follows:

          (i) by deleting the reference to "Any" at the beginning of subsection
     (j) thereof and inserting, in lieu thereof, "Except as consented to by the
     Lender, any"; and

          (ii) by deleting the "or" at the end of subsection (m) thereof, adding it to the end of subsection (n) thereof and by adding the following subsection (o) immediately after subsection (n) thereof:

          "(o) either of the Limited Guarantee or Subsidiary Guarantee for any
          reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder;".

     (aa) Exhibit A "Form of Term Note" to the Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Exhibit A
"Form of Term Note" hereto.

     SECTION 2. Capital Stock of Borrower; Excluded Properties; Certain
Opinions. In consideration of the execution and delivery of this Amendment, the
Lender hereby agrees that as of the Effective Date and notwithstanding anything in any Loan Document to the contrary:

     (a) each of the Equity Investors may transfer to Global Signal all of such
Equity Investor's right, title and interest in and to the capital stock of the
Borrower and such transfer shall in no event be deemed a Change of Control;
provided, all of such capital stock shall at all times remain subject to the continuing Lien of the Lender therein;

     (b) each Excluded Property may be included in the calculation of the
Borrowing Base in accordance with Section 2.2.(c) of the Credit Agreement;

     (c) the Borrower shall have until February 16, 2005 to conform to the requirements of Section 5.2(d)(vii) of the Credit Agreement in connection with the Acquisition of December 4, 2003.

     (d) the shareholders of the Borrower that are party to that certain
Stockholders Agreement, dated as of October 29, 2003, by and among Fortress
Pinnacle Investment Fund LLC, FRIT PINN LLC, Greenhill Capital Partners, L.P.
and its related partnerships identified on the signature pages thereto, Abrams
Capital Partners II, L.P. and its related partnerships identified on the signature pages thereto and the other parties identified on the signature pages thereof shall have the right, at any time, to terminate such Stockholders'
Agreement;

     (e) the shareholders of the Borrower that are party to the Equity Investors
Agreement shall have the right, at any time, to amend the Equity Investors
Agreement, in any manner as they may deem appropriate, including, without limitation, the termination of the rights of the Lender therein;

     (f) the obligations of Pinnacle Towers Inc. under the Management Agreement, made as of September 25, 2003 by and between Borrower and Pinnacle Towers Inc.
and that certain side letter from the Lender to Pinnacle Towers Inc., dated
October 29, 2003 with respect to such management agreement, may, at any time, be assigned to Global Signal Services LLC and Global Signal Services LLC shall serve as "manager" of the Borrower; and

     (g) Dissolution of Fortress Pinnacle Acquisitions LLC. Fortress Pinnacle
Acquisitions LLC, a Delaware limited liability company, a Guarantor under the
Limited Guarantee and a Pledgor under the Investor Pledge Agreement, may dissolve subsequent to the signing of this Amendment and distribute its assets to the members thereof so long as such dissolution or distribution or any action related thereto shall not, in the Lender's reasonable discretion, adversely affect the Lender's rights and remedies hereunder or under any other Loan
Document, including, without limitation, the continuing first priority security interest of the Lender in the Pledged Collateral.

     SECTION 3. Conditions Precedent to the Effectiveness of this Amendment.
This Amendment shall become effective as of the date hereof (the "Effective
Date") provided that each of the following conditions precedent shall have been satisfied, or waived by the Lender, on or before such date:

     (a) This Amendment. The Lender shall have received this Amendment, executed and delivered by a duly authorized officer of each party hereto.

     (b) Investor Pledge Agreement. The Lender shall have received an amendment to the Investor Pledge Agreement, reasonably satisfactory in form and substance to the Lender, executed and delivered by a duly authorized officer of each party thereto.

     (c) Limited Guarantee. The Lender shall have received an amendment to the
Limited Guarantee, reasonably satisfactory in form and substance to the Lender, executed and delivered by a duly authorized officer of each party thereto.

     (d) Note. The Lender shall have received an amended and restated Note, in the form of Exhibit A hereto, executed and delivered by a duly authorized officer of the Borrower.

     (e) Certain Other Matters. The Lender shall have received from each of the
Borrower and Global Signal the following:

          (i) Secretary's Certificate. A certificate of such Person, dated the date hereof, substantially in the form of Exhibit D to the Credit
     Agreement, with appropriate insertions and attachments, satisfactory in form and substance to the Lender, executed by the President or any Vice
     President or any Responsible Officer and the Secretary or any Assistant
     Secretary of such Person.

          (ii) Corporate Proceedings. A copy of the resolutions, in form and substance satisfactory to the Lender, of the Board of Directors of such
     Person authorizing (i) the execution, delivery and performance of the Loan
     Documents to which it is a party, and (ii) the granting by it of the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of such Person as of the date hereof, which certification shall be included in the certificate delivered in respect of such Person pursuant to Section 3(h)(i), shall be in form and substance satisfactory to the Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (iii) Incumbency Certificates. A certificate of such Person, dated the date hereof, as to the incumbency and signature of the Responsible Officers or other officers of such Person executing any Loan Document, which certificate shall be included in the certificate delivered in respect of such Person pursuant to Section 3(h)(i), shall be satisfactory in form and substance to the Lender, and shall be executed by the President, any Vice
     President or any Responsible Officer and the Secretary or any Assistant
     Secretary of such Person.

          (iv) Corporate Documents. True and complete copies of the certificate of incorporation and by-laws of such Person, certified as of the date hereof as complete and correct copies thereof by the Secretary or an
     Assistant Secretary of such Person, which certification shall be included in the certificate delivered in respect of such Person pursuant to Section
     3(h)(i) and shall be in form and substance satisfactory to the Lender.

          (v) Good Standing Certificates. Certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of such Person (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not have a Material Adverse Effect.

          (vi) Legal Opinion. The Lender shall have received an executed legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to such
     Person, substantially similar to the form of Exhibit F-1 to the Credit
     Agreement; provided, such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Lender may reasonably require.

     (f) Pledged Stock; Stock Powers. The Lender shall have receive the certificates representing the shares or other equity interests pledged pursuant to the Investor Pledge Agreement, as amended as of the date hereof, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

     (g) Actions to Perfect Liens. The Lender shall have received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Lender, desirable to perfect the Liens created by the Investor Pledge
Agreement, as amended and restated as of the date hereof, shall have been completed or duly provided for.

     (h) Lien Searches. The Lender shall have received the results of a recent search by a Person reasonably satisfactory to the Lender, of the Uniform
Commercial Code, judgment and tax lien

filings which may have been filed with respect to personal property of Global
Signal, and the results of such search shall be satisfactory to the Lender.

     (i) Representations and Warranties. As of the date hereof, each of the representations and warranties made by the Borrower and the other Loan Parties in Section 4 hereof or in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except (i) to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and (ii)
any such representation and warranty which would be untrue as a result of any event, circumstances occurrence or condition constituting a Permitted Exception, unless such event, circumstances, occurrence or condition would reasonably be expected to have a Material Adverse Effect).

     (j) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to this
Amendment.

     (k) Securitization. Pinnacle Towers Inc. shall have completed the securitization of its Towers in an aggregate principal amount of $418,000,000 on terms and conditions reasonably satisfactory to the Lender.

     SECTION 4. Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Lender:

     (a) Representations and Warranties. As of the date hereof, each of the representations and warranties made by the Borrower and the other Loan Parties in this Section 4 or in or pursuant to the Loan Documents are true and correct in all material respects on and as of such date as if made on and as of such date (except (i) to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and (ii) any such representation and warranty which would be untrue as a result of any event, circumstances occurrence or condition constituting a Permitted Exception, unless such event, circumstances, occurrence or condition would reasonably be expected to have a Material Adverse Effect).

     (b) No Default or Event of Default. No Default or Event of Default has
occurred and is continuing or will occur after giving effect to this Amendment.

     SECTION 5. Reference to and Effect on the Loan Documents. As of the
Effective Date, any reference in any Loan Document to the Credit Agreement shall be to the Credit Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Lender.

     SECTION 7. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 8. Integration. This Amendment and the other Loan Documents represent the agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  [remainder of page intentionally left blank]

                                       10

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    Pinnacle Towers Acquisition Inc.

                                    By: /s/ Randal A. Nardone
                                       -----------------------------------------
                                        Title: Vice President and Secretary

                                    MORGAN STANLEY ASSET FUNDING INC.

                                    By: /s/ Kevin Rodman
                                       -----------------------------------------
                                        Title: Director

                                       11

                                    EXHIBIT A

                                FORM OF TERM NOTE

                         AMENDED AND RESTATED TERM NOTE

THIS PROMISSORY NOTE AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN TERM NOTE
DATED AS OF OCTOBER 29, 2003 MADE BY THE BORROWER (AS DEFINED HEREIN) TO THE
LENDER (AS DEFINED HEREIN) IN THE ORIGINAL PRINCIPAL AMOUNT OF $100,000,000 (THE
"ORIGINAL NOTE"); PROVIDED, THIS PROMISSORY NOTE IS GIVEN SOLELY IN SUBSTITUTION
OF THE ORIGINAL NOTE AND NOT IN REPAYMENT OR SATISFACTION THEREOF.

$200,000,000                                                  New York, New York
                                                                February 6, 2004

     FOR VALUE RECEIVED, the undersigned PINNACLE TOWERS ACQUISITION INC., a
Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of MORGAN STANLEY ASSET FUNDING INC. (the "Lender"), at its office located at 1221 Avenue of the Americas, 27th Floor, New York, NY 10020, in
lawful money of the United States of America and in immediately available funds, the principal amount of Two Hundred Million Dollars ($200,000,000), or such lesser principal amount of Term Loans as may then be outstanding from the Lender under that certain Credit Agreement, dated as of October 29, 2003, as amended by
Amendment No. 1, dated as of February 6, 2004, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the
"Credit Agreement"; the terms defined therein being used herein as therein defined), between the Borrower and the Lender.

     The Borrower promises to pay interest on the unpaid principal amount of each Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the
Credit Agreement. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment)
computed at the per annum rate set forth in the Credit Agreement.

     The holder of this Term Note is authorized to, and so long as it holds this
Term Note shall, record the date of each Term Loan made by the Lender pursuant to Section 2.2 of the Credit Agreement, and the date and amount of each payment or prepayment of principal thereof, on the Schedule I annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower under this Term
Note or under the Credit Agreement.

     This Term Note is the Term Note referred to in the Credit Agreement and is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein.
Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this
Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     The Borrower expressly waives diligence, presentment, protest, demand and other notices of any kind.

     This Term Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                              PINNACLE TOWERS ACQUISITION INC.

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                  SCHEDULE I to
                                    Term Note

                     LOANS AND PAYMENTS WITH RESPECT THERETO

                                        AMOUNT OF PRINCIPAL       OUTSTANDING
                                         OR INTEREST PAID      PRINCIPAL BALANCE
   DATE         AMOUNT OF LOAN MADE          THIS DATE             THIS DATE       NOTATION MADE BY

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